Exhibit 10.19

500 West Monroe Street
Chicago, Illinois 60661
312-441-7000
Fax: 312-441-7367

December 31, 2004

Via Facsimile (972) 579-6448
BANCTEC, INC.
BTI Technologies L.P.
2701 East Grauwyler Road
Building #3
Irving, Texas 75061
Attention: Chief Financial Officer

  Re:
  LOAN AND SECURITY AGREEMENT—DECEMBER 31, 2004 AMENDMENT TO PARAGRAPH B OF FINANCIAL COVENANTS RIDER TO LOAN AND SECURITY AGREEEMENT

Ladies and Gentleman:

        Reference is hereby made to that certain Loan and Security Agreement by and among BANCTEC, INC., a Delaware corporation ("BancTec"), BTI Technologies L.P., a Texas limited partnership ("BTI", together with BancTec, collectively, the "Borrower"), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees ("Lender") and HELLER FINANCIAL, INC., a Delaware corporation ("Agent"), as Agent for the Lender, dated as of May 30, 2001, (as amended or otherwise modified in writing, the "Loan Agreement"). Unless otherwise indicated, all terms used herein shall have the same meanings as in the Loan Agreement.

        Borrower hereby agrees and acknowledges that it has requested, effective as of December 31, 2004, that Agent and Lender agree to amend Paragraph B of the Financial Covenants Rider to the Loan Agreement to provide that the minimum Fixed Charge Coverage Ratio of Borrower for the twelve month ending December 31, 2004, shall be no less than 1.10 to 1.00.

        By execution of this letter, the Agent and Lender hereby agree, effective December 31, 2004, to the revision to Paragraph B of the Financial Covenants Rider to the Loan Agreement set forth above.

        Borrower is hereby notified that irrespective of (i) any waivers previously granted by Agent or Lender regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Agent or Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Agent or Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrower in the Loan Agreement and the Loan Documents, hereafter Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.

        Except as expressly provided above, nothing contained in this letter or any other communication between Agent or Lender and Borrower shall be a waiver of any past, present or future violation, default or Event of Default of Borrower under the Loan Agreement or any Loan Documents, or apply to or constitute a consent to any future amendment to the Loan Agreement. Similarly, Agent and Lender hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent or Lender may have with respect to each violation, default or Event of Default, and any failure by Agent or Lender to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Documents, (ii) amend or alter any provision of the Loan Agreement or any Loan Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Agent or Lender under the Loan Agreement or any Loan Documents or any other contract or instrument. Nothing in this letter shall be construed to be a consent by Agent or Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

        Notwithstanding any provision of this letter to the contrary, this letter shall be directly or indirectly effective against Agent and Lender for any purpose unless and until Agent receives the original of this letter which has been duly signed by the Borrower.

[Remainder of Page Intentionally Left Blank]

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        Please acknowledge your agreement to the terms and conditions of this letter by executing it in the space below and returning it to the undersigned.

Very truly yours,
HELLER FINANCIAL, INC., as Agent and sole Lender
By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANCTEC, INC., as Borrower
By:
Name:
Title:

BTI TECHNOLOGIES, L.P., as Borrower
By:	BANCTEC, INC., its general partner
By:
Name:
Title:

cc:
Via Facsimile (213) 620-1398
Sheppard, Mullin, Richter & Hampton LLP
Forty-Eight Floor, 333 South Hope Street
Los Angeles, California 90071-1448
Attn: James J. Slaby, Esq.

  Via Facsimile (312) 441-6876
  Heller Financial, Inc.
  500 West Monroe
  Chicago, Illinois 60661
  Attn: Legal Services/HCF—BancTec, Inc.

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